CONFIDENTIAL TREATMENT – CLIFFS NATURAL RESOURCES INC. HAS REQUESTED THAT THE MARKED PORTIONS OF THIS DOCUMENT BE ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b‑2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.
EXHIBIT 10.1

Execution Copy

2014 EXTENSION AGREEMENT
EFFECTIVE AS OF JANUARY 1, 2014

This 2014 Extension Agreement (this “Agreement”), dated as of February 24, 2014 but effective as of January 1, 2014, is by and among (i) ArcelorMittal USA LLC, a Delaware limited liability company and successor in interest to Ispat Inland Inc. (“ArcelorMittal”), (ii) Cliffs Natural Resources Inc., an Ohio corporation (“CNR”), (iii) The Cleveland-Cliffs Iron Company, an Ohio corporation (“CCIC”), and (iv) Cliffs Mining Company, an Ohio corporation (“CMC” and together with CCIC, “Cliffs”).

RECITALS

WHEREAS, Cliffs and ArcelorMittal (as successor in interest) are parties to that certain Pellet Sale and Purchase Agreement, dated as of December 31, 2002, as amended (the “Inland Agreement”), providing for the purchase of iron ore pellets for the Inland iron and steel making facilities, also known as Indiana Harbor East steel making facility (“Inland Works”); and

WHEREAS, CNR and ArcelorMittal are parents to Cliffs Empire Inc. (“Cliffs Empire”) and Ispat Inland Empire Inc., now known as ArcelorMittal Empire, Inc. (“Inland Empire” and collectively with Cliffs Empire “Empire Partners”), respectively, both of whom are the partners in the Empire Iron Mining Partnership, a Michigan partnership (“Empire” or the “Partnership”), and are parties to the Restated Empire Iron Mining Partnership Agreement, dated as of December 1, 1978, as amended (the “Empire Partnership Agreement”); and

WHEREAS, Cliffs, CNR, ArcelorMittal and/or the Empire Partners, as the case may be, are parties to various agreements relating to Empire, including without limitation: the Restated Empire Management Agreement between Empire and CCIC, dated as of December 1, 1978, as amended; the Restated EIMP Ore Sales Agreement by and among Empire, ArcelorMittal and CCIC (which previously included other parties), dated as of December 1, 1978, as amended (the “EIMP Agreement”); the Purchase and Sale Agreement between ArcelorMittal (as successor to Ispat Inland Inc.) and Cliffs Empire dated as of December 31, 2002, and the Guaranty from CNR to ArcelorMittal (as successor to Ispat Inland Inc.) dated as of December 31, 2002; and the Second Empire Omnibus Agreement, dated as of December 31, 2002 (and together with the Empire Partnership Agreement, the “Partnership Agreements”); and

WHEREAS, Cliffs, CNR, ArcelorMittal and Mittal Steel USA – Weirton Inc. (the predecessor-in-interest to ArcelorMittal Weirton LLC) were parties to the Umbrella Agreement, dated March 1, 2007 (the “Umbrella Agreement”); and

WHEREAS, Cliffs, CNR and ArcelorMittal (in addition to other affiliated companies of these parties) are parties to the 2011 Omnibus Agreement Effective as of March 31, 2011 (the “2011 Omnibus Agreement”).

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the mutual representations, covenants and agreements set forth herein, the parties hereto agree as follows:

CONFIDENTIAL TREATMENT – CLIFFS NATURAL RESOURCES INC. HAS REQUESTED THAT THE MARKED PORTIONS OF THIS DOCUMENT BE ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b‑2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

SECTION I. INLAND AGREEMENT1

I.A.    Rescission of Termination.

On January 17, 2013, ArcelorMittal delivered to Cliffs ArcelorMittal’s written notice of termination of the Inland Agreement consistent with Section 18(a) of said agreement (the “Termination Letter”). In consideration for and subject to the promises in this Agreement, ArcelorMittal and Cliffs have agreed to the rescission of the Termination Letter. Therefore, the Termination Letter is null and void, and the Inland Agreement remains in effect, subject to the amendments contained in this Agreement.

I.B.    Extension of the Inland Agreement.

Per Section II.A.1. below, the parties agree to extend the Empire Partnership Agreement until December 31, 2016, and in conjunction therewith, agree to extend the Inland Agreement through and including January 31, 2017. Unless otherwise agreed, the Inland Agreement shall terminate on January 31, 2017 without any further notice being required by any party. In the event the parties agree to extend the Empire Partnership Agreement an additional year, consistent with Section II.A.2. below, then the Inland Agreement shall automatically be extended through and including January 31, 2018. The Inland Agreement shall then terminate on January 31, 2018 without any further notice being required by any party. To the extent the parties mutually consent to such additional one year extension, then on or before January 1, 2016, the parties must mutually agree to a purchase obligation volume.

I.C.    Excess Annual Requirements.

I.C.1. 2014 Additional Tonnage. For the Contract Year 2014, in addition to the amount previously nominated by ArcelorMittal pursuant to the Inland Agreement, which shall continue to be invoiced and paid for consistent with Section 7(a) of the Inland Agreement, ArcelorMittal shall take and pay for and Cliffs shall deliver and invoice for an additional *** of Cliffs Pellets (the “2014 Additional Tonnage”). The 2014 Additional Tonnage shall be purchased in monthly increments of *** in *** and ***. For purposes of the 2014 Additional Tonnage only, Section 7(a) of the Inland Agreement shall be modified such that Cliffs shall deliver to ArcelorMittal invoices separate from the invoices for the 2014 Excess Annual Requirements (the “2014 Additional Tonnage Invoices”). The 2014 Additional Tonnage Invoices shall be delivered on the *** and *** during each of the aforementioned months in an amount equal to *** at a price equal to *** price *** the *** defined in Section I.D. below2. ArcelorMittal shall pay Cliffs for such invoiced amounts on the *** and *** of the *** following the invoice date (i.e. payment for the *** invoice shall be due on ***). Title and all risk of loss, damage or destruction shall pass to ArcelorMittal on the *** date for the tonnage associated with such ***.
I.C.2. Annual Requirements for Contract Years 2015 and 2016. Beginning with the 2015 Contract Year, the annual nomination process under Section 5 of the Inland Agreement shall not be applied and instead the sales obligations of Cliffs to ArcelorMittal and the purchase obligations of ArcelorMittal from Cliffs for each Contract Year shall be the following:

(a) For Contract Year 2015, ArcelorMittal shall purchase and take and pay for no less than a *** of Cliffs Pellets under the Inland Agreement and the EIMP Agreement. (the “2015 Annual Requirement”). The 2015 Annual Requirement *** unless mutually agreed by the parties in writing. The 2015 Annual Requirement shall be nominated by ArcelorMittal to Cliffs on or before October 31, 2014. In the event ArcelorMittal does not provide a nomination for the 2015 Annual Requirement on or before October 31, 2014, then the minimum tonnage amount in this subsection (a) shall be deemed ArcelorMittal’s final nomination for Contract Year 2015. Section 7(a) of the Inland Agreement shall be modified for the Contract Year 2015 such that, commencing ***, ArcelorMittal shall pay for such tonnage on the *** and *** of each month in an amount equal to *** of the Contract Year 2015 nomination. The applicable price to be paid shall be *** then in effect *** the *** defined in Section I.D. below. For the avoidance of doubt, no portion of the *** shall be counted toward the *** regardless of the actual delivery and payment dates for the ***.

1All capitalized terms in this Section I not otherwise defined herein shall have the definitions assigned them in the Inland Agreement.
2For the *** delivered in *** only, the initial invoices shall use the then available data for an estimated pricing calculation. The Q1 2015 price should be known during the month of December 2014, and Cliffs shall deliver updated invoices at that time, which shall be the final invoices to be paid by ArcelorMittal in ***.

CONFIDENTIAL TREATMENT – CLIFFS NATURAL RESOURCES INC. HAS REQUESTED THAT THE MARKED PORTIONS OF THIS DOCUMENT BE ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b‑2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

(b) For Contract Year 2016, ArcelorMittal shall purchase and take and pay for no less than *** of Cliffs Pellets under the Inland Agreement and the EIMP Agreement (the “2016 Annual Requirement”). The 2016 Annual Requirement *** unless mutually agreed by the parties in writing. The parties may, by mutual written consent, increase the 2016 Annual Requirement. ArcelorMittal must submit a request for a tonnage increase of the 2016 Annual Requirement on or before October 31, 2015. Any such increase shall be either confirmed or declined by Cliffs, in its sole discretion, by November 15, 2015. Payment terms for invoices for the 2016 Annual Requirement shall be consistent with the Inland Agreement. The applicable price to be paid shall be *** then in effect *** the *** defined in Section I.D. below.

(c) ***.

I.D.    *** and ***.

Beginning with the 2014 Additional Tonnage and continuing through and including the 2016 Annual Requirement, and if applicable the Contract Year 2017 as considered in Section I.B. above, the Contract Year’s quarterly price shall be *** as against the current formula as set forth in the 2011 Omnibus Agreement and applied to the Inland Agreement (the ***), which shall result in the “Contract Quarter ***.”   Notwithstanding the foregoing, in no Contract Year shall the *** of a *** be ***.
In the event that in any of the first three Contract Quarters in a Contract Year, a Contract Quarter *** will be used as the price to be paid by ArcelorMittal for tons invoiced during that Contract Quarter.  In the fourth Contract Quarter, a price will be paid such that the average of the four Contract Quarter prices paid (including any of the first three Contract Quarter prices that was adjusted ***) is the greater of (i) *** or (ii) the average of the four Contract Quarter *** (for the sake of clarity, this means that any *** during the first three Contract Quarters is to be excluded from the calculation in (ii)). For illustrative purposes, examples of how the fourth Contract Quarter price would be calculated in a given Contract Year are attached hereto as Exhibit I.
As part of the annual true-up pursuant to Section 7(c) of the Inland Agreement, the payments shall be trued up to assure that the annual tonnage paid for in a Contract Year was evenly distributed among the four Contract Quarters and any adjustments shall be included in the amounts that ArcelorMittal is to pay or to receive as part of the annual true up.

CONFIDENTIAL TREATMENT – CLIFFS NATURAL RESOURCES INC. HAS REQUESTED THAT THE MARKED PORTIONS OF THIS DOCUMENT BE ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b‑2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

SECTION II. EMPIRE3

II.A.    Extension of the Empire Partnership Agreement.

II.A.1.    Extension through 2016. Pursuant to Section 5.1 of the Empire Partnership Agreement, the Partnership is scheduled to terminate on December 31, 2014. The parties hereby mutually agree to extend the Partnership by two (2) years through and including December 31, 2016. The parties agree that all sections of the Empire Partnership Agreement shall be read so as to extend the status quo of the current relationship through and including December 31, 2016, except that the surcharges and Special Contributions in Section 12.1 and as further considered in Article V of the Second Empire Partnership Omnibus Agreement dated December 31, 2002, shall cease at the end of the 2014 calendar year. For the avoidance of doubt, the parties confirm that all other arrangements relative to capital, ownership, put rights, indemnification, liability, etc. remain the same as set forth in the Empire Partnership Agreement, as previously amended, and the other Partnership Agreements, as previously amended, as of the day before the effectiveness of this Agreement. Unless further extended pursuant to Section II.A.2. below, the Partnership will terminate at the end of the day of December 31, 2016.

II.A.2. Optional 2017 Calendar Year Extension. Consistent with Section II.A.1. above, the parties may, upon mutual written consent, extend the Partnership an additional year through December 31, 2017, maintaining the same status quo as provided in Section II.A.1. above, for such additional year. Such additional extension must be mutually agreed upon in writing on or before January 1, 2016. If the Partnership is extended pursuant to this Section II.A.2., the Partnership shall then terminate at the end of the day of December 31, 2017.

II.B.    Partnership Distributions.

II.B.1. Current Calendar Year Quarterly Distributions and *** Distribution.

(a)
Beginning with the first calendar quarter of the 2015 calendar year and continuing through and including the first calendar quarter of the calendar year 2017 (and, if the parties mutually agree to extend the Partnership pursuant to Section II.A.2. above, through the first calendar quarter of the calendar year 2018), Empire shall distribute on or before the last day of the month following the end of each calendar quarter (April 30th, July 31st, October 31st and January 31st ), to each Partner, on a *** in the Partnership, *** to the ***, if any, between (i) the calendar quarter *** set forth in *** in the Empire *** provided to each Partner in respect of such calendar quarter, and (ii) the *** by Empire during such calendar quarter as set forth in the Empire *** to each Partner in respect of such calendar quarter. For the sake of clarity, it is the intent of the Partners to distribute *** during a calendar quarter, if any, such that *** the Partnership. These distributions shall be referred to as the “Current Calendar Year Quarterly Distributions.” An example of how the Current Calendar Year Quarterly Distributions would be calculated is attached hereto as Exhibit II.

(b)
On or before April 30, 2015, there shall be a *** distribution by Empire on a *** each Partner’s *** in the Partnership, ***, if any, between (i) the *** set forth in the *** in the Empire *** provided to each Partner and (ii) the *** by Empire during *** as set forth in the Empire *** (the “*** Distribution”). An example of how the *** Distribution would be calculated is attached hereto as Exhibit II.

3All capitalized terms in this Section I not otherwise defined herein shall have the definitions assigned them in the Empire Partnership Agreement.
4The Partners are currently subsidiaries of ArcelorMittal and CNR which entities are Inland Empire and Cliffs Empire respectively.

CONFIDENTIAL TREATMENT – CLIFFS NATURAL RESOURCES INC. HAS REQUESTED THAT THE MARKED PORTIONS OF THIS DOCUMENT BE ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b‑2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

II.B.2. Partnership Quarterly *** Distributions. In addition to the Current Calendar Year Quarterly Distributions and the *** Distribution, beginning with the first calendar quarter of 2015 and continuing through and including the last calendar quarter of the calendar year 2016, Empire shall distribute on or before the last day of the month following the end of each calendar quarter (April 30th, July 31st, October 31st and January 31st ), to each Partner, *** each Partner’s *** the Partnership, *** provided for on the *** as of the end of such calendar quarter. These *** shall be referred to as the “Partnership Quarterly *** Distributions.” For avoidance of doubt, the Current Calendar Year Quarterly Distributions, the *** Distribution and Partnership Quarterly *** Distributions referred to in these Sections II.B.1 & 2 shall be *** separately. In the event that the parties agree to extend the Partnership to 2017, as contemplated by Section II.A.2. above, the Partners will review extending these provisions to ensure *** is maintained to meet *** consistent with all Federal and State laws and regulations which could apply to the Empire Mine.

SECTION III. EMPIRE TOLLING5

Pursuant to Section IV.B. of the 2011 Omnibus Agreement and the “Empire Iron Mining Partnership The Cleveland-Cliffs Iron Company, Manager Resolution ***” dated April 8, 2011 (the “April 2011 Manager’s Resolution”), it was agreed and resolved that the Partnership was *** and ***. The *** to each Partner, on a pro-rata basis based upon each Partner’s interest in the Partnership, at the end of each calendar quarter during such time that ***. The *** by determining the number of *** Tons, multiplying the number of *** Tons by each Empire Partner’s pro-rata ownership interest, multiplied by ***. The parties hereby agree that all portions of Section IV.B. of the Omnibus Agreement and the April 2011 Manager’s Resolution shall remain in full force and effect. However, the parties agree and consent that, beginning with the first calendar quarter in 2014 during which tons *** calculation to determine the amount to be charged to *** for such *** shall be modified to Empire’s ***.

SECTION IV. MISCELLANEOUS PROVISIONS

IV.A.    Reaffirmation; Nature of Amendments; Conflicting Provisions.

Each of Cliffs, CNR and ArcelorMittal consents to, ratifies and approves each of the foregoing Sections and Subsections. Except as herein expressly modified, amended or superseded, all of the terms, conditions and provisions of the Inland Agreement, the Partnership Agreements, the surviving provisions of the Umbrella Agreement, and the 2011 Omnibus Agreement are hereby reaffirmed and agreed to and shall remain in full force and effect, and all changes, amendments and modifications effected by this Agreement shall automatically occur and be effective as of the effective date set forth above. To the extent of any conflict or inconsistency between this Agreement and the Inland Agreement, the Partnership Agreements, any of the surviving provisions of the Umbrella Agreement, or the 2011 Omnibus Agreement, the terms of this Agreement shall control.

IV.B.    Arbitration.

Any dispute arising out of or related to the Partnership Agreements, including any and all disputes, claims, questions or disagreements arising out of or relating to the amendments to those agreements as provided in this Agreement, shall be resolved as provided for in those Partnership Agreements. It is the parties’ intent that the status quo of the dispute resolution provisions of those agreements be maintained and not altered in any way by this Agreement.

Except as provided in the first paragraph of this Section IV.B., any and all other disputes, claims, questions or disagreements arising out of or relating to this Agreement or breach, termination, enforcement, interpretation or validity hereof, including the scope or applicability of this agreement to arbitrate, shall be determined by arbitration pursuant to the terms and provisions of Section V.B. of the 2011 Omnibus Agreement.

5All capitalized terms in this Section I not otherwise defined herein shall have the definitions assigned them in the 2011 Omnibus Agreement.

CONFIDENTIAL TREATMENT – CLIFFS NATURAL RESOURCES INC. HAS REQUESTED THAT THE MARKED PORTIONS OF THIS DOCUMENT BE ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b‑2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

IV.C.    Notices.

All notices and other communications authorized or required to be given hereunder or under the Inland Agreement, or to these parties under the Partnership Agreements, the Umbrella Agreement or the 2011 Omnibus Agreement shall be given in writing and shall be deemed to have been duly given (a) when delivered in person, (b) one business day after having been dispatched by a recognized overnight delivery service, (c) five business days after having been mailed by registered or certified mail, return receipt requested, postage prepaid, (d) when dispatched by electronic facsimile transmission (with confirmation of successful transmission), or (e) when dispatched by electronic mail (with confirmation of receipt), in each case addressed as follows:

If to any CNR or Cliffs party:

c/o Cliffs Natural Resources Inc.
200 Public Square – 3300
Cleveland, Ohio 44114
Attention: Senior Vice President, Global Iron Ore
Facsimile No.: (216) 694-5534
Electronic Mail: Terrence.Mee@cliffsnr.com

Further a copy of required notices (excluding notices in the ordinary course of performance) to:

c/o Cliffs Natural Resources Inc.
200 Public Square - 3300
Cleveland, Ohio 44114
Attention: Chief Legal Officer
Facsimile No.: (216) 694-6741
Electronic Mail: James.Graham@cliffsnr.com

If to ArcelorMittal:

ArcelorMittal USA LLC
3300 Dickey Road MC 4-442
East Chicago, Indiana 46312
Attention: Vice President of Procurement and Supply Chain
and a copy via email to: AMUSAPurchasing.ContractAdministration@arcelormittal.com

Further a copy of required notices (excluding notices in the ordinary course of performance) to:

ArcelorMittal USA LLC
1 South Dearborn, 19th Floor
Chicago, Illinois 60603
Attention: General Counsel
and a copy via email to: AMUSALawDepartment@arcelormittal.com

Any party may change the contact information to which notices or other communications to it shall be sent by giving to the other parties written notice of such change in accordance with this Section.

IV.D.    Termination.

This Agreement may be terminated only by the mutual written agreement of ArcelorMittal, on the one hand, and CNR, on the other hand.

IV.E.    Governing Law.

The Empire Partnership is a Michigan partnership, and the Empire Partnership Agreement as well as the other Partnership Agreements are governed by Michigan law. Any and all amendments or language

CONFIDENTIAL TREATMENT – CLIFFS NATURAL RESOURCES INC. HAS REQUESTED THAT THE MARKED PORTIONS OF THIS DOCUMENT BE ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b‑2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

contained in this Agreement affecting the Partnership or any of the Partnership Agreements shall be governed by, and interpreted consistent with, Michigan law. The Inland Agreement, the Umbrella Agreement, and the 2011 Omnibus Agreement are governed by Ohio law. Any and all amendments or language contained in this Agreement affecting the Inland Agreement, the Umbrella Agreement, or the 2011 Omnibus Agreement shall be governed by, and interpreted consistent with, Ohio law. For further clarification, it is the intent of the parties that nothing herein shall change the governing state law of a preexisting agreement or cause any of the terms of this Agreement to be construed pursuant to a state law other than that which applied to the underlying agreement as of the day prior to the date of this Agreement.

IV.F.    Expenses.

The parties to this Agreement shall bear their respective expenses, costs and fees (including attorneys’ fees) in connection with the transactions contemplated by this Agreement, including the preparation, execution and delivery of this Agreement and compliance herewith.

IV.G.    Confidentiality.

The parties hereto acknowledge that this Agreement contains certain volume, pricing and term provisions that are confidential, proprietary or of a sensitive commercial nature and that would put the parties at a competitive disadvantage if disclosed to the public (“Confidential Information”). The parties further agree that all provisions of this Agreement shall be kept confidential and, without the prior consent of the other party, shall not be disclosed to any party not a party to this Agreement or the legal advisor of a party to this Agreement, except as required by law or governmental or judicial order and except that disclosure of the existence of this Agreement shall not be precluded by this Section. If any party hereto or any of their respective affiliates is required by law or governmental or judicial order or receives legal process or a court or agency directive requesting or requiring disclosure of any of the Confidential Information, such party will promptly notify the other parties prior to disclosure to permit such other parties to seek a protective order or take such other appropriate action to preserve the confidentiality of such Confidential Information. The parties agree, however, that without providing notice to the other party, as part of a claim, dispute or arbitration by which ArcelorMittal or CNR or Cliffs seeks to recover damages from a third party, then the disclosing party may disclose, on a confidential basis, the tonnages and prices under or pursuant to this Agreement, including supporting documentation, to third parties.

If any party or an affiliate of any party determines to file this Agreement with the United States Securities and Exchange Commission (“Commission”) or any other federal, state, provincial or local governmental or regulatory authority, or with any stock exchange or similar body, such determining party will use its best efforts to obtain confidential treatment of such Confidential Information pursuant to any applicable rule, regulation or procedure of the Commission and any applicable rule, regulation or procedure relating to confidential filings made with any such other authority or exchange. If the Commission (or any such other authority or exchange) denies such party’s request for confidential treatment of such Confidential Information, such party will use its best efforts to obtain confidential treatment of the portions thereof that the other parties designate. Each party will allow the other parties to participate in seeking to obtain such confidential treatment for Confidential Information. In the event that the Commission approves the treatment of portions of this Agreement as confidential, CNR and ArcelorMittal shall collaborate in creating the version of this Agreement to be filed with the Commission.

None of the parties hereto or their respective affiliates will issue any press release or otherwise disclose or make any public statement with respect to the transactions contemplated hereby without the prior consent of an officer of the other parties, except to the extent that the disclosing party determines in good faith that it is so obligated by law, in which case such disclosing party shall give notice to the other parties in advance of such party’s intent to make such disclosure, announcement or issue such press release, and the parties hereto or their affiliates shall use reasonable efforts to cause a mutually agreeable release or disclosure or announcement to be issued. Notwithstanding the foregoing provisions of this Section IV.G, ArcelorMittal acknowledges that CNR will be entitled to include, in any publicly-released, forward-

CONFIDENTIAL TREATMENT – CLIFFS NATURAL RESOURCES INC. HAS REQUESTED THAT THE MARKED PORTIONS OF THIS DOCUMENT BE ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b‑2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

looking sales projections, CNR’s projections of sales to ArcelorMittal, limited to not more than the next fiscal year.

IV.H.    Construction.

The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. The word “including” and any variation thereof shall mean “including, without limitation,” or the appropriate version thereof. When reference is made in this Agreement to an Article or Section, such reference shall be to an Article or Section, as applicable, of this Agreement unless otherwise indicated. The words “hereof,” “herein” or “hereby” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

IV.I.    Entire Agreement.

This Agreement (including the recitals and footnotes), and the other relevant written agreements of the parties, including without limitation, the Inland Agreement, the Empire Partnership Agreement, the other Partnership Agreements, the surviving provisions of the Umbrella Agreement, and the 2011 Omnibus Agreement, constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all contrary or conflicting prior agreements and understandings among the parties with respect to the subject matter hereof and thereof as of the effective date of this Agreement.

IV.J.    Amendment; Waiver.

This Agreement may not be modified or amended except by an instrument in writing executed by all of the parties hereto. No waiver of any breach of any of the terms of this Agreement shall be effective unless such waiver is in writing and signed by the party against whom such waiver is claimed. No waiver of any breach shall be deemed to be a waiver of any other or subsequent breach.

IV.K.    Severability.

Except for the provisions of Sections I, II, and III, each of which are deemed essential to this Agreement, any provision of this Agreement prohibited by any applicable law of any jurisdiction shall as to such jurisdiction be ineffective, without modifying the remaining provisions of this Agreement. Where, however, the conflicting provisions of any such law may be waived, they are hereby waived by the parties hereto to the full extent permitted by law. Additionally, if any provision of this Agreement is determined by a court or arbitrator to be prohibited by any applicable law of any jurisdiction, the parties hereby agree to negotiate in good faith to modify such provision to the minimum extent necessary to cause such provision to be lawful in such jurisdiction.

IV.L.    Successors and Assigns.

This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of the respective parties hereto in all respects as if they were mentioned throughout by words of proper designation.

[Signatures on following page]

CONFIDENTIAL TREATMENT – CLIFFS NATURAL RESOURCES INC. HAS REQUESTED THAT THE MARKED PORTIONS OF THIS DOCUMENT BE ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b‑2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

In WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective authorized officers.

ARCELORMITTAL USA LLC	CLIFFS NATURAL RESOURCES INC.
/s/ Om Mandhana	/s/ Terrence R. Mee
Name:	Name:
Title:	Title:

ARCELORMITTAL USA LLC	THE CLEVELAND-CLIFFS IRON COMPANY
/s/ Wendell Carter	/s/ Terrence R. Mee
Name:	Name:
Title:	Title:

CLIFFS MINING COMPANY
/s/ Terrence R. Mee
Name:
Title:

CONFIDENTIAL TREATMENT – CLIFFS NATURAL RESOURCES INC. HAS REQUESTED THAT THE MARKED PORTIONS OF THIS DOCUMENT BE ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b‑2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Exhibit I
2015 and 2016 Contract Year Price *** and ***
(All values are for illustrative purposes only.)

A: The average of the four Contract Quarter *** is *** Q4 *** is ***.

A.1			A.2
	Contract Quarter *** Price	Invoice Price		Contract Quarter *** Price	Invoice Price
Q1*	***	***	Q1*	***	***
Q2	***	***	Q2	***	***
Q3	***	***	Q3	***	***
Q4	***	***	Q4	***	***
Average	***	***	Average	***	***

B: The average of the four Contract Quarter *** is *** Q4 *** is ***.

B.1			B.2
	Contract Quarter *** Price	Invoice Price		Contract Quarter *** Price	Invoice Price
Q1*	***	***	Q1*	***	***
Q2	***	***	Q2	***	***
Q3	***	***	Q3	***	***
Q4	***	***	Q4	***	***
Average	***	***	Average	***	***

C: The average of the four Contract Quarter *** is *** Q4 *** is ***.

C.1			C.2
	Contract Quarter *** Price	Invoice Price		Contract Quarter *** Price	Invoice Price
Q1*	***	***	*** *	***	***
Q2	***	***	***	***	***
Q3	***	***	***	***	***
Q4	***	***	***	***	***
Average	***	***	Average	***	***

*For the contract year 2015, this is the *** to the ***.

CONFIDENTIAL TREATMENT – CLIFFS NATURAL RESOURCES INC. HAS REQUESTED THAT THE MARKED PORTIONS OF THIS DOCUMENT BE ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b‑2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Exhibit II
Partnership Distributions
(All values are for illustrative purposes only.)
($000s)

Total Current Calendar Year Quarterly Distributions

	***[1]	***[2]	***To Distribute
2015 Q1	***	***	***
2015 Q2	***	***	***
2015 Q3	***	***	***
2015 Q4	***	***	***
2016 Q1	***	***	***
2016 Q2	***	***	***
2016 Q3	***	***	***
2016 Q4	***	***	***
2017 Q1	***	***	***

Each Partner's Current Calendar Year Quarterly Distributions

		***		***

	*** To Distribute	*** in the Partnership	Current Calendar Year Quarterly Distribution	*** in the Partnership	Current Calendar Year Quarterly Distribution
2015 Q1	***	***	***	***	***
2015 Q2	***	***	***	***	***
2015 Q3	***	***	***	***	***
2015 Q4	***	***	***	***	***
2016 Q1	***	***	***	***	***
2016 Q2	***	***	***	***	***
2016 Q3	***	***	***	***	***
2016 Q4	***	***	***	***	***
2017 Q1	***	***	***	***	***

CONFIDENTIAL TREATMENT – CLIFFS NATURAL RESOURCES INC. HAS REQUESTED THAT THE MARKED PORTIONS OF THIS DOCUMENT BE ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b‑2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

*** Distribution
	Net ***[1]	***[2]	***	***	*** To Distribute
***	***	***	***	***	***

Each Partner's *** Distribution

		ArcelorMittal Empire, Inc.		Cliffs Empire Inc.
	*** To Distribute	*** in the Partnership	*** Distribution	*** in the Partnership	*** Distribution
***	***	***	***	***	***

1As set forth in the *** in the *** to each Partner.
2As set forth in the *** provided to each Partner.